Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies [Abstract]
Commitments and Contingencies
17.	Commitments and Contingencies:

a)
Long-term Supply Contracts: On December 3, 2004, the Company signed an eight-year Fuel Purchase Agreement with a government refinery in Jamaica for the supply of mainly MFO and MGO at a price equal to average PLATTS prices plus a margin. The contract stipulates that the Company and refinery are not required to transact for more than a maximum quantity of marine fuel per month; however, by mutual agreement, the maximum quantity per month may be revised upwards. Invoices become due thirty calendar days from the date of delivery. Interest on overdue payments accrues at a rate equal to the local overdraft rate in Jamaica. On December 30, 2009, an addendum between the two parties was signed, which extends the original agreement until December 31, 2014. On April 1, 2005, the Company signed a ten-year Marine Fuel Supply Service Agreement with the Greek Subcontractor (refer to Note 5).

(b)
Lease Commitments: The Company leases certain property under operating leases, which require the Company to pay maintenance, insurance and other expenses in addition to annual rentals. The minimum annual payments under all noncancelable operating leases at December 31, 2012 are as follows:

2013	14,262
2014	13,952
2015	13,953
2016	12,936
2017	12,709
Thereafter	162,331
Total minimum annual payments under all noncancelable operating leases	230,143

Rent expense under operating leases was $1,897, $4,234 and $7,375 for the years ended December 31, 2010, 2011 and 2012, respectively.

(c)
Standby Letters Of Credit:  In the normal course of business, for certain suppliers, under certain long-term supply contracts, or under certain long-term construction contracts, the Company is required to post standby letters of credit in order to secure lines of credit. As of December 31, 2012, the total outstanding standby letters of credit amounted to $176,705. The Company has not defaulted on payment of any of its accounts payable so as to cause any of the issuers of the standby letters of credit to settle the Company's accounts payable on the Company's behalf. All the standby letters of credit expire during 2013. The Company expects to extend the validity date of these instruments throughout the duration of the Company's contractual or operating relationships with the respective suppliers.

(d)
Letters of Guarantee: Under the Singapore law, the Company is required to issue letters of guarantee for payroll taxes of crew members during their employment. The guarantee extends for the duration of the employment and the Company is required to pay only if the crew member does not meet individual tax obligations. The Company currently does not believe it will be required to make a payment under these guarantees and accordingly has not recorded any liability. The maximum amount the Company could be required to pay as of December 31, 2012 is $676 (or SIN$552), is maintained in fixed deposits and presented in the prepayments and other current assets in the accompanying consolidated balance sheets.

(e)
Environmental and Other Liabilities: The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the Company's exposure. Currently, management is not aware of any such claims or contingent liabilities for which a provision should be established in the accompanying consolidated financial statements. The Company's Protection and Indemnity insurance policies cover third-party liability and other expenses related to injury or death of crew, passengers and other third-parties, loss or damage of cargo, claims arising from collisions with other vessels, damage to other third-party property, and pollution arising from oil or other substances.  The Company's coverage under the Protection and Indemnity insurance policies, except for pollution, are unlimited. Coverage for pollution is $1 billion per vessel per incident.

Legal Matters

In November 2005, an unrelated party filed a declaratory action against one of the Company's subsidiaries before the First Instance Court of Piraeus, Greece. The plaintiff asserted that he was instrumental in the negotiation of the Company's eight-year Fuel Purchase Agreement with a government refinery in Jamaica and sought a judicial affirmation of his alleged contractual right to receive a commission of $1.00 per metric ton of marine fuel over the term of the contract. In December 2008, the First Instance Court of Piraeus dismissed the plaintiff's action as vague and inadmissible, however the Company appealed that decision on the grounds that there was no contract between the Company and the plaintiff and that the court lacked jurisdiction. While the action was pending in Greece, the plaintiff commenced a new action involving the same cause of action before the Commercial Court of Paris, France, which dismissed that action in June 2009.  The plaintiff's appeal of the dismissal was denied by the Paris Court of Appeal in February 2010.  In January 2012, the plaintiff commenced a new action relating to the same allegations before the Commercial Court of Paris, which was dismissed on June 27, 2012 in favor of the competence and jurisdiction of the Greek courts. In July 2012, the plaintiff filed a "contredit," an appeal procedure under French law. The Company believes that this matter fails for lack of jurisdiction and is unwarranted and lacking in merit.  The Company believes that the outcome of this lawsuit will not have a material effect on its operations and financial position.

In January 2010, a former director of the Company's Ghanaian subsidiary and a company controlled by him, commenced an action in Ghana against two of the Company's subsidiaries for alleged wrongful termination of such director's directorship and deprivation of an opportunity to hold 70% shares in an oil trading company and 30% shares in a shipping agency allegedly agreed to be formed by the parties. The plaintiffs are seeking payment of office rent for approximately 17 months and damages for breach of trust, extreme mental anguish, pain and suffering, and loss of earnings.  Subsequently, the plaintiffs filed a modified claim seeking to join the Company as a third defendant. In November 2011, the High Court of Justice of Commercial Division in Accra, Ghana, issued its plaintiffs' motion and dismissed same. Although the Company believes that the plaintiffs' claims are unwarranted, the Company is pursuing a final settlement of the dispute which the Company believes will have no material effect on the Company's financial position.

Various claims, suits, and complains, including those involving government regulations and product liability, arise in the ordinary course of business. In addition, losses may arise from disputes with charterers and agents and insurance and other claims with suppliers relating to the operations of the Company's vessels.  Currently, management is not aware of any such claims or contingent liabilities for which a provision should be established in the accompanying consolidated financial statements.